UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 26, 1997


                    Financial Asset Securitization, Inc.,
            Mortgage Participation Securities, Series 1997-02 Trust
             (Exact name of registrant as specified in its charter)


New York (governing law
of Pooling and
Servicing Agreement)                033-78368                PENDING
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation or organization)   File Number              Identification No.)


c/o Norwest Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia,  Maryland                           21044
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number including area code:  (410) 884-2000


ITEM 5.  Other Events

On December 26, 1997, a distribution was made to holders of, Financial Asset Securitization, Inc., Mortgage Participation Securities, Series 1997-02 Trust.

ITEM 7.  Financial Statements and Exhibits

(c)     Exhibits


Item 601(a) of
Regulation S-K
Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Mortgage Participation Securities, Series 1997-02 Trust, relating to the December 26, 1997, distribution



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      Financial Asset Securitization, Inc.,
             Mortgage Participation Securities, Series 1997-02 Trust
                                 (Registrant)

                         By:  Norwest Bank of Minnesota, N.A.
                              as Trustee
                         By:  /s/Sherri J. Sharps
                       Name:  Sherri J. Sharps
                      Title:  Vice President
                       Date:  January 2, 1998


                                INDEX TO EXHIBITS


Exhibit Number                       Description

EX-99.1 Monthly report distributed to holders of Mortgage Participation Securities, Series 1997-02 Trust, relating to the December 26, 1997, distribution.